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                                                                     EXHIBIT 4.1


                              [BRIDGESTREET LOGO]

                      BRIDGESTREET ACCOMMODATIONS, INC.


             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

COMMON STOCK                                                        COMMON STOCK

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THIS CERTIFIES THAT                                            CUSIP 108452 10 3



                                  [SPECIMEN]



IS THE OWNER OF
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           FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK,
                         PAR VALUE $.01 PER SHARE, OF

                       BRIDGESTREET ACCOMMODATIONS, INC.
transferable upon the stocks of the Corporation in person or by its duly authorized attorney upon surrender of this Certificate properly endorsed or assigned. This Certificate and the shares represented hereby are issued and held subject to the laws of the State of Delaware and to the provisions of the Certificate of Incorporation and By-Laws of the Corporation, as amended from time to time, to which the holder by acceptance hereof assets. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

        Witness the facsimile seal of the Corporation and the facsimile seal of its duly authorized officers.

  BridgeStreet        Dated:
Accommodations, Inc.
      SEAL
      1996                    /s/ Mark D. Gagne           /s/ William N. Hulett
                              -----------------------     ---------------------
                              CHIEF FINANCIAL OFFICER     PRESIDENT AND CHIEF
                              AND TREASURER               EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED
    AMERICAN SECURITIES TRANSFER & TRUST, INC.
                                 P.O. Box 1596
                            Denver, Colorado 80201
                                         TRANSFER AGENT AND REGISTRAR

BY


                                         AUTHORIZED SIGNATURE









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                      BRIDGESTREET ACCOMMODATIONS, INC.


  THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS AND SERIES OF STOCK. THE CORPORATION WILL FURNISH TO THE HOLDER UPON WRITTEN REQUEST
WITHOUT CHARGE A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

  The following abbreviations, when used in the inscription on the face of the Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM -- as tenants in common
  TEN ENT -- as tenants by the entirety    UNIF GIFT MIN ACT--____Custodian_____
  JT TEN  -- as joint tenants with right                     (Cust)      (Minor)
             of survivorship and not as            Under Uniform Gifts to Minors
             tenants in common                     Act__________________________
  COM PROP-- as community property                             (State)


   Additional abbreviations may also be used though not in the above list.


                                  ASSIGNMENT


For value received, __________________________ hereby sell(s), assign(s), and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
______________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE OF
                                  ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________ shares of the common stock represented by the within Certificate, and do(es) hereby irrevocably constitute and appoint

______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:____________  ____________________________________________________________
                    NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE
                    IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.


SIGNATURE(S) GUARANTEED:_______________________________________________________
                        THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.